Exhibit 10.22

CONFIDENTIAL TREATMENT REQUESTED

EXECUTION COPY

SUPPLY AGREEMENT

(Extended Release Metformin Formulations – U.S.A.)

DEPOMED, INC.
a company organized under the laws of California, USA
with offices at
1360 O’Brien Drive
Menlo Park,
California, 94025

AND:

BIOVAIL LABORATORIES INTERNATIONAL SRL
a Barbados society with restricted liability organized under the laws of Barbados whose head office is
Chelston Park
Building 2, Collymore Rock
St. Michael BH1
Barbados, West Indies

Biovail – Depomed Supply Agreement (1000mg Glumetza)

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Contents

1.	DEFINITIONS	2

2.	DEVELOPMENT	6

WORK PLAN		6
PROTOCOLS AND METHODS		7
BLS FACILITIES AND EMPLOYEES		7
SUPPLEMENTAL NDA		7
ADDITIONAL DEVELOPMENT		8

3.	PRODUCT DEVELOPMENT COSTS	9

4.	PURCHASE OF 1000MG PRODUCT	9

5.	FORECASTS	10

PLANNING FORECAST		10
LAUNCH FORECAST		10
SUPPLY FORECAST		10
FIRST THREE MONTHS FIRM		11
PERMITTED MODIFICATIONS TO FORECASTS		11

6.	PURCHASE ORDERS	12

FORMS		13

7.	DELIVERY AND SHIPPING TERMS	13

DELIVERY		13
VARIANCE IN QUANTITIES DELIVERED		14
SHIPPING TERMS		14
LOSSES IN TRANSPORT		16

8.	PRICES AND PAYMENTS	17

DEPOMED SALES		17
DISTRIBUTOR SALES		17
SUPPLY PRICES IF NO VALID CLAIM		17
SAMPLE PRICE		18

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INVOICING		18
PAYMENT TERMS		18
RECONCILIATION		19
PRICE ADJUSTMENTS		20
TAXES		21

9.	RECORD KEEPING; AUDIT	22

RECORDS		22
AUDIT		22

10.	MODIFIED SPECIFICATIONS	23

CHANGES MANDATED BY GOVERNMENTAL AUTHORITY		23
OTHER CHANGES		24

11.	QUALITY CONTROL	24

12.	FACILITY INSPECTION	25

13.	ACCEPTANCE AND REJECTION	26

ACCEPTANCE TESTING		26
DISCREPANT TEST RESULTS		26
CONFIRMATION		27
RETURN OR DESTRUCTION OF REJECTED SHIPMENTS		27
REFUND; REPLACEMENT		27
EXCEPTIONS		28

14.	SUPPLY OF 500MG PRODUCT	28

PACKAGING AND BATCH RELEASE SERVICES		30

15.	CONTRACT MANUFACTURERS	30

16.	INABILITY TO SUPPLY	31

NOTICE		31
DEPOMED’S RIGHTS ON BLS FAILURE TO SUPPLY		31

17.	MATERIAL SAFETY	33

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18.	MARKETING OF THE 1000MG PRODUCT; GLUMETZA WEBSITE	33

19.	REGULATORY AFFAIRS	34

REGULATORY RESPONSIBILITY		34
ADVERSE REACTION REPORTS		36
WITHDRAWAL OF REGULATORY APPROVAL		36

20.	LIMITED WARRANTIES; RECALL	37

REPRESENTATIONS AND WARRANTIES BY BLS		37
MUTUAL REPRESENTATIONS AND WARRANTIES		38
PRODUCT RECALL.		39

21.	TECHNOLOGY TRANSFER TO DEPOMED	40

22.	INDEMNIFICATION	40

BY BLS		40
BY DEPOMED		41
COSTS AND EXPENSES		41
PROCEDURE		41

23.	CONFIDENTIALITY	42

24.	TERM; TERMINATION	43

TERM		43
TERMINATION FOR CAUSE		43
TECHNOLOGY TRANSFER		44
SURVIVAL		44

25.	PUBLICITY	45

26.	ASSIGNABILITY	45

ASSIGNMENT		45
LIABILITY		46

27.	NOTICES	46

NOTICES		46

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RECEIPT		47

28.	FORCE MAJEURE	47

FORCE MAJEURE EVENT		47

PERFORMANCE		48

29.	MISCELLANEOUS	48

ENFORCEABILITY		48

ENTIRE AGREEMENT		49

WAIVER		49

GOVERNING LAW		49

INDEPENDENT CONTRACTORS		49

COUNTERPARTS		49

INCONSISTENCY		50

ARBITRATION		50

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SUPPLY AGREEMENT

(Extended Release Metformin Formulations – U.S.A.)

THIS SUPPLY AGREEMENT (this “Agreement”) is made this 13th day of December, 2005 (the “Effective Date”), by and between

DEPOMED, INC.
a company organized under the laws of California, USA
with offices at
1360 O’Brien Drive
Menlo Park,
California, 94025

(Hereinafter referred to as “Depomed”)

AND:

BIOVAIL LABORATORIES INTERNATIONAL SRL
a Barbados society with restricted liability organized under the laws of Barbados, whose head office is
Chelston Park
Building 2, Collymore Rock
St. Michael BH1
Barbados, West Indies

(Hereinafter referred to as “BLS”)

BLS and Depomed are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

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Recitals

A.                                   BLS is the owner of original processes, a patent application and know-how for the development and manufacture of, and has plans to seek Regulatory Approval for the 1000mg Product in the Territory, as contemplated by this Agreement.

B.                                     BLS and Depomed have entered into an exclusive Manufacturing Transfer Agreement providing for the grant by BLS to Depomed of exclusive marketing rights to the 1000mg Product in the Territory (the “Manufacturing Transfer Agreement”).

C.                                     BLS desires to sell 1000mg Product to Depomed, and Depomed desires to purchase 1000mg Product from BLS, in accordance with the terms and conditions contained herein.

It is therefore agreed as follows:

Agreement

1.                                      DEFINITIONS.

For the purposes of this Agreement, the terms hereunder shall have the meanings as defined below:

1.1                                 “1000mg Product” shall mean a once daily oral tablet formulation of 1000 mg of the Active Ingredient using proprietary BLS drug delivery technology to be developed pursuant to this Agreement.

1.2                                 “500mg Product” shall mean the once-daily oral formulation of 500mg of the Active Ingredient in combination with the AcuForm Delivery Technology that is the subject of NDA No. 21-748 filed with the FDA on April 27, 2004 (as such NDA may be amended or supplemented subsequent to the Effective Date).

1.3                                 “Affiliate” means any corporation or other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the designated Party but only for so long as such relationship exists. For the purposes of this section, “Control” mean ownership of at least fifty percent (or such lesser percent as may be the maximum that may be owned by foreign interests pursuant to the laws of the country of incorporation) of the shares of stock entitled to vote for directors in the case of

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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a corporation and at least fifty percent (or such lesser percent as may be the maximum that may be owned by foreign interests pursuant to the laws of the country of domicile) of the interests in profits in the case of a business entity other than a corporation.

1.4                                 “Applicable Laws” means all federal, state and local laws, statutes, rules, regulations and ordinances as in effect on the Effective Date, applicable to each Party’s activities hereunder, including, without limitation, the applicable regulations and guidelines of any Governmental Authority including the FDA and foreign counterparts and all applicable cGMPs together with amendments thereto.

1.5                                 “Application for Regulatory Approval” shall mean an application made to a Regulatory Authority in any country for permission to Market a pharmaceutical product in that country.

1.6                                 “Batch Size” shall mean:

(a)                                  With respect to the 500mg Product, [***] tablets; and

(b)                                 With respect to the 1000mg Product, [***] tablets,

and a Batch shall have a corresponding meaning.

1.7                                 “Canadian Agreement” shall mean the Amended and Restated License Agreement providing for, inter alia, the grant by Depomed to BLS of exclusive marketing rights to the 500mg Product in Canada.

1.8                                 “cGMP” means the then-current Good Manufacturing Practices as promulgated under the United States Federal Food, Drug and Cosmetic Act, as amended at 21 CFR (chapters 210 and 211), as the same may be amended or re-enacted from time to time and as interpreted in accordance with then-current industry standards and FDA policies.

1.9                                 “Depomed Revenues” shall mean for any calendar quarter, the aggregate of all amounts received, or receivable in future periods, by Depomed or its Affiliates and assigns in respect of sales of 1000mg Product by Distributors made in that calendar quarter, including without limitation supply prices, royalties, trademark license fees, handling fees and commissions, less the following deductions actually allowed and taken and not

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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otherwise recovered by or reimbursed to Depomed or its Affiliates and assigns in respect of such amounts:  (i) rebates, credits or other reimbursements actually paid; and (ii) amounts repaid or credited by reason of rejections, defects or returns or because of retroactive price reductions. Depomed Revenues shall not include amounts in respect of sales of 1000mg Product between or among Depomed or its Affiliates or assigns.

1.10                           “Develop” shall mean to perform all of the work set out in the Work Plan and this Agreement, and “Developed” and “Development” have corresponding meanings.

1.11                           “Distributor” shall mean an entity designated by Depomed to perform its distribution and Marketing activities with respect to the 1000mg Product in the Territory, in accordance with the terms of this Agreement.

1.12                           “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.13                           “First Commercial Sale” means the date of the first commercial sale of the 1000mg Product in the Territory by Depomed or a Distributor.

1.14                           “Governmental Authority” means any regulatory agency, department, bureau, or other governmental entity, including without limitation the FDA, which is responsible for issuing approvals, licenses, registrations, clearances, or authorizations necessary for the manufacture, use, storage, import, transport, marketing or sale of pharmaceutical products in a country in the Territory and having jurisdiction over any activity of a Party under this Agreement.

1.15                           “Manufacturing Transfer Agreement” shall mean the Manufacturing Transfer Agreement, dated as of the Effective Date, by and between Depomed and BLS providing for the grant to Depomed of exclusive Marketing rights in the United States to the 1000mg Product, and for the grant of Manufacturing rights in the United States to the 1000mg Product.

1.16                           “Net Sales” shall mean the total of all amounts invoiced by Depomed, its Affiliates, its Distributors, its licensees and assigns for 1000mg Product (other than samples) sold to independent, unrelated third parties in the Territory in bona fide arms-length transactions, less the following deductions actually allowed and taken by such third parties and not

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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otherwise recovered by or reimbursed to Depomed its Affiliates, or its Distributors: (i) trade, cash and quantity discounts in such amounts as are customary in the trade; (ii) rebates, credits or other reimbursements actually paid; (iii) taxes on sales (such as sales or use taxes) to the extent added to the sales price and set forth separately as such in the total amount invoiced; (iv) value added taxes when included as part of the sales price and not refunded to the payor; (v) freight, insurance, and other transportation charges to the extent added to the sales price and set forth separately as such in the total amount invoiced; and (vi) amounts repaid or credited by reason of rejections, defects or returns or because of retroactive price reductions. Net Sales shall not include sales of 1000mg Product between or among Depomed, its Affiliates, Distributors, licensees or assigns.

1.17                           “Net Selling Price” shall mean, with respect to any calendar quarter, the Net Sales of the 1000mg Product for that calendar quarter divided by the number of tablets of the 1000mg Product (other than samples) sold by Depomed, its Affiliates and its Distributors in that calendar quarter (excluding any sales between or among Depomed, its Affiliates, Distributors, licensees or assigns).

1.18                           “Supplemental NDA” has the meaning set forth in the Manufacturing Transfer Agreement.

1.19                           “PPI Increase” shall mean, with respect to any twelve month period, the percentage increase in the producer price index for the pharmaceutical manufacturing industry over that twelve month period, as reported by the United States Bureau of Labor Statistics.

1.20                           “Patent Rights” has the meaning set forth in the Manufacturing Transfer Agreement.

1.21                           “Proprietary Information” means any and all scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing, orally or by any other means, which is owned and under the protection of one Party and is provided by that Party to the other Party in connection with this Agreement.

1.22                           “Regulatory Approval” shall mean the permission or consent granted by any relevant Regulatory Authority for the Marketing of the 1000mg Product in the Territory, including the approval of the manufacturing facility of BLS, its Affiliate or any contract

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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manufacturer at which BLS intends to manufacture or have manufactured, commercial quantities of the 1000mg Product, and includes all of the contents of the Application for Regulatory Approval as approved by that Regulatory Authority, and any Drug Master File referenced by that Application for Regulatory Approval.

1.23                           “Specifications” means the specifications for as to manufacturing, packaging, labelling and testing of packaged, finished 1000mg Product ready for commercial sale set forth in Exhibit A attached hereto, as such specifications may be amended from time to time pursuant to Article 10 below.

1.24                           “Supply Price” shall mean each of the prices that Depomed shall pay to BLS for the 1000mg Product as set out in Schedules 8.1, 8.2, 8.4, 8.5 and for the 500mg Product, as set out in Schedule 14.6.

1.25                           “Territory” shall mean the United States and its possessions, including Puerto Rico.

1.26                           “Valid Claim” shall mean a claim of (a) an unexpired issued patent falling within Patent Rights, which claim shall not have been withdrawn, cancelled, disclaimed or held invalid by a court, tribunal, arbitrator or governmental agency of competent jurisdiction in a final or unappealed or unappealable decision or (b) of any patent application that has not been cancelled, withdrawn or abandoned, or has been pending for more than seven years.

1.27                           “Work Plan” shall mean the work plan related to the development of the 1000mg Product attached as Schedule 1.27 to this Agreement.

2.                                      DEVELOPMENT

Work Plan

2.1                                 BLS shall, at its own expense, use diligent efforts (i) to carry out its obligations under this Agreement and the Work Plan to Develop, and assist Depomed in obtaining Regulatory Approval for, the 1000mg Product, and (ii) to the extent specified in the Work Plan, to design and undertake any required analytical testing and clinical studies. BLS shall use diligent efforts to carry out such obligations in accordance with the time limits set out in

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the Work Plan. The Parties recognize that the time frames in the Work Plan include “target dates” and “assumptions” and may be dependent on FDA actions.

2.2                                 BLS shall be responsible for obtaining, at its own expense, all materials, supplies and resources required for the Development of the 1000mg Product in accordance with the Work Plan.

Protocols and Methods

2.3                                 To the extent specified in the Work Plan, BLS shall develop all of the analytical and clinical protocols that have not already been developed and that are required for Regulatory Approval of the Supplemental NDA, or for the manufacture of the 1000mg Product.

2.4                                 To the extent specified in the Work Plan, BLS shall use diligent efforts to develop and validate all necessary analytical methods not already developed for the 1000mg Product .

BLS Facilities and Employees

2.5                                 BLS shall use commercially reasonable efforts to ensure that any facilities at which all or part of the Development of the 1000mg Product is conducted complies with all required cGMP Standards.

2.6                                 BLS shall use commercially reasonable efforts to ensure that any employee or sub-contractor of BLS to whom any Development work is assigned or sub-contracted is competent to perform the tasks assigned or sub-contracted at the time of such assignment or sub-contract.

2.7                                 BLS shall bear the cost of any Development work that must be repeated because the facilities at which the work was conducted did not comply with all required cGMP standards, or because the work was assigned or sub-contracted to persons who were not competent to do that work.

Supplemental NDA

2.8                                 Provided that BLS has complied in all material respects with its obligations under of this Agreement, and that all of the other data and information required for that purpose are

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available to Depomed in the form required for an Application for Regulatory Approval in respect of the Supplemental NDA, Depomed shall use commercially reasonable efforts to file, as soon as reasonably possible, in the name of Depomed, or any Affiliate or sub-licensee of Depomed, the Supplemental NDA and any amendments or supplements thereto contemplated by the Work Plan. BLS shall reimburse Depomed for any FDA fees incurred by Depomed in filing the Supplemental NDA.

2.9                                 Each Party shall use diligent efforts to cause the Regulatory Approval for the 1000mg Product to be obtained on or before June 30, 2007 (consistent with the Parties’ respective obligations with respect to the Development of the 1000mg Product).

Additional Development

2.10                           If the FDA does not approve the Supplemental NDA notwithstanding the Parties’ compliance with their respective obligations hereunder in respect of the Development and Regulatory Approval of the 1000mg Product, then the Parties shall continue to develop and seek Regulatory Approval for the 1000mg Product, and, in connection therewith, shall incur no more than [***] of additional costs and expenses (or such other amount as agreed in writing by the Parties) calculated in a manner consistent with other research and development cost allocations by BLS for other similar projects. BLS shall be responsible for the [***] of such costs and expenses. The [***] of expenses shall be shared equally by the Parties.

2.11                           If the Parties have agreed, notwithstanding the provisions of Section 2.10, not to incur any additional costs and expenses for the Development of the 1000mg Product, or if, following any actions taken by the Parties pursuant to Section 2.10, the FDA does not approve the Supplemental NDA, then, unless otherwise agreed in writing by the Parties, neither Party shall have any additional obligations in respect of the development or Regulatory Approval of the 1000mg Product.

2.12                           If one Party elects to continue with the Development of the 1000mg Product, and the other Party does not wish to continue with that Development, then:

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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(a)                                  If BLS elects to continue with the Development of the 1000mg Product, and if Regulatory Approval of the 1000mg Product is granted, BLS shall notify Depomed of that election, and within thirty (30) days after that notice Depomed shall either (i) agree to market the 1000mg Product in accordance with its obligations under this Agreement or (ii) permit BLS to terminate this Agreement with respect to 1000mg Product, and itself Market the 1000mg Product in the Territory, upon reimbursement to Depomed of all regulatory and other fees associated with transfer of the 1000mg Product to BLS;

(b)                                 If Depomed elects to continue with the Development of the 1000mg Product, Depomed may use the rights granted to it by this Agreement and the Manufacturing Transfer Agreement to do so, and may offset against any amounts due to BLS under this Agreement the costs incurred by Depomed in obtaining such approval in excess of those specified in Section 2.10.

3.                                      PRODUCT DEVELOPMENT COSTS

3.1                                 In consideration of the entering into of this Agreement by Depomed, and the agreement by Depomed to acquire its requirements for the 1000mg Product from BLS, BLS agrees to carry out its obligations under this Agreement and the Work Plan for the Development of the 1000mg Product after the Effective Date.

4.                                      PURCHASE OF 1000MG PRODUCT

4.1                                 Depomed agrees that it will purchase 1000mg Product exclusively from BLS and, other than as may be set forth herein, that it will not manufacture (or have manufactured on its behalf) 1000mg Product directly without BLS’s prior written consent or as provided in Section 16.2 hereof, and BLS agrees that it will produce (or have produced for it) and sell to Depomed one hundred percent of Depomed’s requirements for 1000mg Product, during the term of, and subject to the provisions of, this Agreement.

4.2                                 BLS shall use commercially reasonable efforts to maintain a production capacity sufficient to supply Depomed with [***] of the 1000mg Product per calendar month.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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5.                                      FORECASTS

Planning Forecast

5.1                                 On the date that the first Supply Forecast is delivered pursuant to Section 5.3, and within one hundred twenty (120) days before the end of each Calendar Year thereafter, Depomed shall deliver to BLS a non-binding forecast, by Calendar month, of the quantities of 1000mg Product, by SKU (including samples), that Depomed expects to order from BLS for Marketing in the Territory, for the following eighteen (18) calendar months (the “Planning Forecast”). No less than once per Calendar Year, the Parties shall meet to review the then effective Planning Forecast of Depomed to compare the yearly requirements of 1000mg Product which Depomed expects would be necessary to fulfill the sales forecast provided in such Planning Forecast, projecting the highest level of sales of the 1000mg Product in the Territory.

Launch Forecast

5.2                                 Promptly following the date of Regulatory Approval for the 1000mg Product in the Territory, Depomed shall deliver to BLS a non-binding (except as otherwise provided in this Section 5.2), forecast setting forth, by calendar month, the quantities of 1000mg Product, including all quantities of 1000mg Product required for stocking the trade in the Territory (the “Launch Forecast”) and for samples that Depomed expects BLS to deliver to Depomed during the twelve (12) calendar months period after Launch. Depomed shall include in that Launch Forecast Depomed’s good faith estimates of the Net Selling Price of the 1000mg Product upon Launch. Quantities of 1000mg Product identified in the Launch Forecast shall be in whole multiples of the Batch Size. The anticipated quantities for the first [***] covered by the Launch Forecast shall be a binding commitment by Depomed to purchase the quantities of Product set out in the Launch Forecast for such [***] period.

Supply Forecast

5.3                                 Commencing in the first full Calendar month following Launch, Depomed shall deliver to BLS, on or before the fifteenth (15th) day of each calendar month, a rolling eighteen

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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(18) calendar month Supply Forecast setting forth, by calendar month, the quantities of Product (including samples) that Depomed expects BLS to deliver to Depomed during each calendar month of the next eighteen (18) calendar month period for the Territory. Quantities of 1000mg Product identified in each Supply Forecast shall be in whole multiples of the Batch Size. BLS shall notify Depomed within fifteen (15) days after BLS’s receipt of any Supply Forecast of any inability of BLS to supply to Depomed any quantities of 1000mg Product that BLS is expected to deliver to Depomed pursuant to any such Supply Forecast in excess of the quantities set out in Section 4.2.

First [***] Firm

5.4                                 The 1000mg Product quantity stated for the first [***] of each Supply Forecast shall be a binding commitment by Depomed to purchase and, subject to the provisions of Sections 5.5 to 5.7, binding commitment by BLS to deliver, the quantities of 1000mg Product set forth in such Supply Forecast for those [***]. The estimated requirements for each succeeding calendar month in each Supply Forecast shall be Depomed’s good faith estimates of Depomed’s requirements for 1000mg Product in each such calendar month, and may be varied only to the extent set out in Sections 5.5 to 5.7.

Permitted Modifications to Forecasts

5.5                                 The forecast for any calendar month in the tenth (10th) through the eighteenth (18th) calendar months of any Supply Forecast may be varied from the forecast made for the same calendar month in the previous Supply Forecast by any reasonable percentage consistent with Depomed’s good faith estimates for its requirements for that calendar month, provided that quantities set out in each month in each Supply Forecast are in whole multiples of Batch Size.

5.6                                 The forecast for the seventh (7th) through ninth (9th) calendar months of any Supply Forecast vary from the forecast made for that calendar month when it was the tenth (10th) calendar month in a Supply Forecast, by an amount that does not exceed the greater of fifty (50%) of the forecast for that calendar month when it was the tenth (10th) calendar

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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month in a Supply Forecast or one Batch Size. provided that quantities set out in each month in each Supply Forecast are in whole multiples of Batch Size.

5.7                                 The forecast for any of the fourth (4th) through sixth (6th) calendar months of any Supply Forecast may vary from the forecast made for that calendar month when it was the seventh (7th) calendar month in a Supply Forecast, by an amount that does not exceed the greater of twenty five per cent (25%) of the forecast for that calendar month when it was the seventh (7th) calendar month in a Supply Forecast or one Batch Size, provided that quantities set out in each month in each Supply Forecast are in whole multiples of Batch Size.

5.8                                 Notwithstanding the above, from time to time, due to unforeseen circumstances, Depomed may deliver to BLS a Supply Forecast for 1000mg Product volumes in excess of those specified in any prior Supply Forecast and/or in excess of the percentage variances permitted by Sections 5.5 to 5.7, provided that quantities set out in each month in each Supply Forecast are in whole multiples of Batch Size. BLS shall provide written notification to Depomed as soon as reasonably possible after the delivery of such Supply Forecast of the amount of any such excess that BLS determines it will be able to deliver to Depomed, and shall use commercially reasonable efforts to deliver that amount of 1000mg Product in addition to the amounts otherwise properly included in such Supply Forecast.

5.9                                 Notwithstanding any forecast delivered by Depomed to BLS pursuant to the provisions of Article 5, BLS shall have no obligation to supply to Depomed quantities of the 1000mg Product in excess of the quantities specified in Section 4.2.

6.                                      PURCHASE ORDERS

6.1                                 Depomed shall deliver to BLS, concurrently with the delivery of the Launch Forecast delivered pursuant to Section 5.2, a firm Purchase Order for the quantities of 1000mg Product (including samples) required by Depomed for the first [***] of the Launch Forecast, specifying in such Purchase Order the required Delivery Date within each such month for the quantities so ordered. Each Purchase Order shall be in whole multiples of

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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the Batch Size. The Delivery Date specified in any such Purchase Order shall not be less than ninety (90) days after the date of delivery of the Launch Forecast. The Purchase Order may be delivered electronically or by other means to such location, as BLS shall designate.

6.2                                 Depomed shall deliver to BLS, with each Supply Forecast delivered pursuant to Section 5.3, a firm Purchase Order for the quantities of 1000mg Product required by Depomed for the third (3rd) month of such Supply Forecast. Each Purchase Order shall be in whole multiples of the Batch Size, and shall specify the required Delivery Date within such month for the quantities so ordered. The Delivery Date specified shall not be less than ninety (90) days after the date of such Purchase Order. The Purchase Order may be delivered electronically or by other means to such location, as BLS shall designate.

6.3                                 Notwithstanding any Purchase Orders delivered by Depomed to BLS pursuant to the provisions of section 6.1, BLS shall have no obligation to supply to Depomed quantities of the 1000mg Product in excess of the quantities specified in Section 4.2.

Forms

6.4                                 In ordering or delivering 1000mg Product, each of Depomed and BLS may use its respective standard forms, provided that nothing in those forms shall be construed to modify or amend the terms and conditions of this Agreement. In the event of any conflict between the terms and conditions of any such form and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control.

7.                                      DELIVERY AND SHIPPING TERMS

Delivery

7.1                                 The quantities of 1000mg Product ordered in each Purchase Order shall be delivered no more than ten (10) business days before or after the Delivery Date specified in the relevant Purchase Order. In the event that BLS expects delivery of quantities of 1000mg Product ordered by Depomed to be delayed due to unforeseen transportation difficulties, BLS shall notify Depomed not later than ten (10) business days before the Delivery Date

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

specified in the relevant Purchase Order, and shall inform Depomed of the expected delayed Delivery Date.

Variance in Quantities Delivered

7.2                                 Quantities (in tablets) of 1000mg Product actually delivered by BLS may vary from the quantities specified in a Purchase Order by [***]. Depomed shall be invoiced only for the quantities of 1000mg Product actually delivered to Depomed.

Shipping Terms

7.3                                 In the case of delivery of the 1000mg Product by BLS from BLS’s manufacturing facility in Puerto Rico, all 1000mg Product shall be delivered FCA (INCOTERMS 2000) to Depomed’s designated warehouse in the Territory, but outside Puerto Rico. Title to, ownership of and risk of loss of, the 1000mg Product shall transfer at the location that is immediately after the 1000mg Product leaves Puerto Rico and enters international waters while the 1000mg Product is in transit from BLS’s facility in Puerto Rico to Depomed’s designated warehouse in the Territory, but outside Puerto Rico.

7.4                                 In the case of delivery of the 1000mg Product by BLS from a manufacturing site in Canada, all Product shipped to Depomed shall be delivered, Delivered Duty Paid (DDP) (INCOTERMS 2000) at the U.S. Customs port designated by Depomed, in accordance with Section 7.5 below, immediately after the 1000mg Product has cleared U.S. Customs (such location shall be the “Delivery Point”), except that Depomed shall, at Depomed’s determination, either pay the freight costs directly to the shipping company or reimburse BLS for the freight charges to the Delivery Point. Title to, ownership of, and risk of loss of the 1000mg Product shall pass from BLS to Depomed immediately after the 1000mg Product has cleared U.S. Customs. BLS shall be responsible for the payment of all duties, tariffs, taxes and other charges payable for the exportation of the 1000mg Product, and BLS shall be the importer of record of the 1000mg Product and be responsible for the payment of U.S. Customs’ duties and all other taxes, charges and administrative costs applicable to the U.S. Customs clearance of the 1000mg Product into the United States.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

BLS shall adhere to Depomed’s import policies and practices, and BLS and Depomed shall agree on a freight forwarder to use for delivery of the 1000mg Product to Depomed.

7.5                                 BLS and Depomed shall cooperate with and assist each other in all aspects of the shipment, importation and delivery process in order to ensure the expeditious delivery of the 1000mg Product to the Delivery Point referred to in Section 7.4, including assisting in obtaining any documents that may be required. BLS shall consult with Depomed with regard to any communications with U.S. government agencies, including the FDA. Upon the request of Depomed, BLS’s customs broker shall provide information to Depomed regarding customs clearance and any issues related thereto. In the case of delivery of the 1000mg Product by BLS from a manufacturing site in Canada, Depomed shall designate the U.S. Customs entry points used by Depomed or Depomed’s designated customs broker that are on a reasonably direct route from the manufacturing facility to Depomed’s designated delivery facility.

7.6                                 BLS shall notify Depomed that the 1000mg Product is ready for shipment no less than forty eight (48) hours before such time.

7.7                                 Product ordered by Depomed and delivered by BLS shall be shipped by ground transportation in the case of delivery from a manufacturing facility in Canada, and by ship in the case of delivery from a manufacturing facility in Puerto Rico. Notwithstanding the foregoing, if Depomed has reasonably determined that shipment of the 1000mg Product by air freight is advisable, Depomed shall specify in the relevant Purchase Order that Depomed wishes to have the 1000mg Product which is the subject of such Purchase Order shipped by air freight. BLS shall arrange for such shipment of the 1000mg Product and Depomed shall pay for, or reimburse BLS for, the cost of air freight for the shipment in question. In the event BLS is responsible for any delay in the shipment of the 1000mg Product which would require shipment by air freight to meet the specified Delivery Date in the relevant Purchase Order (giving effect to the provisions of Section 7.1), BLS shall pay for, or reimburse Depomed for, any increase in cost incurred by Depomed occasioned by using air freight for such shipment. Delivery of the 1000mg Product so shipped shall, notwithstanding Sections 7.3 and 7.4 above, be (FCA)

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

(INCOTERMS 2000), and title to, ownership of and risk of loss of, the 1000mg Product shall pass from BLS to Depomed at the location that (i) in the case of 1000mg Product shipped from Canada, is immediately after the 1000mg Product has left the territory of Canada, (including the airspace above international waters over which Canada may exercise rights in respect of the seabed and subsoil, and their natural resources, in accordance with international law and the laws of Canada) while in transit to Depomed’s designated warehouse in the Territory; or (ii) in the case of 1000mg Product shipped from Puerto Rico, is immediately after the 1000mg Product leaves the territory of Puerto Rico and enters the airspace above international waters in transit from Puerto Rico to Depomed’s designated warehouse in the Territory. Such location shall be the Delivery Point. All other terms of this Section 7 shall apply to such shipment.

Losses in Transport

7.8                                 Depomed shall notify BLS in writing if Depomed determines from the applicable shipping documentation that the quantities of 1000mg Product delivered to Depomed differ from the quantities of 1000mg Product shipped by BLS and invoiced to Depomed, within thirty (30) days following delivery of any such 1000mg Product. Any claim for such a quantitative deficiency which is not made within such thirty (30) days shall be deemed to have been waived by Depomed. If the Parties agree that such quantitative deficiency occurred prior to delivery, BLS shall, at BLS’s option, and as Depomed’s exclusive remedy against BLS for such quantitative deficiency, (a) credit Depomed for the amount invoiced to or paid by Depomed to BLS in excess of the aggregate price for actual quantities delivered or (b) subject to BLS having sufficient 1000mg Product on hand at the time of request by Depomed, promptly deliver the appropriate quantities of 1000mg Product to Depomed sufficient to negate any such deficiency, at no additional cost to Depomed. Any unresolved dispute with respect to any quantitative deficiency asserted by Depomed under this Section 7.8 shall be resolved pursuant to Section 29.8.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

8.                                      PRICES AND PAYMENTS

Depomed Sales

8.1                                 BLS shall sell to Depomed, and Depomed shall purchase from BLS, all quantities of the 1000mg Product to be Marketed by Depomed in the Territory at the applicable Supply Price per tablet set out in Schedule 8.1 and corresponding to the Net Selling Price per tablet of the 1000mg Product for that calendar quarter.

Distributor Sales

8.2                                 BLS shall sell to Depomed and Depomed shall purchase from BLS, all quantities of the 1000mg Product intended for resale by Depomed to a Distributor for Marketing in the Territory by that Distributor, at the applicable Supply Price per tablet set out in Schedule 8.2 and corresponding to the Depomed Revenue per tablet calculated on the Distributor’s Net Sales of the 1000mg Product for that calendar quarter, provided, however, that if the Supply Price set out in Schedule 8.2 is higher than the Supply Price set out in Schedule 8.1 or Schedule 8.4, as applicable, that would be paid based on the Distributor’s Net Selling Price, Depomed shall pay to BLS the Supply Price set out in Schedule 8.1 or Schedule 8.4, whichever is applicable.

8.3                                 Depomed shall pay to BLS, as an additional supply price, within thirty (30) days after receipt by Depomed, [***] of the value of all consideration not otherwise included in Depomed Revenues or Net Sales and received by Depomed for the right to Market or distribute the 1000mg Product in the Territory under this Agreement or the Manufacturing Transfer Agreement.

Supply Prices if no Valid Claim

8.4                                 Notwithstanding the provisions of Section 8.1, the Supply Price to paid by Depomed to BLS for each tablet of the 1000mg Product delivered by BLS to Depomed shall be the Supply Price set out in Schedule 8.4 during any calendar quarter when there is no Valid Claim.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

Sample Price

8.5                                 The Supply Price to paid by Depomed to BLS for each tablet of the 1000mg Product delivered by BLS to Depomed packaged as a sample shall be the Supply Price set out in Schedule 8.5. In the event that samples are packaged other than as set forth in the Specifications, the Supply Price applicable to samples shall be adjusted to reflect any incremental increase or decrease in costs associated with sample packaging.

Invoicing

8.6                                 BLS shall invoice Depomed upon shipment of the 1000mg Product to Depomed an amount for each tablet of the 1000mg Product shipped equal to the applicable Supply Price set out above, provided that, for the purposes of this Section, the Net Selling Price or Depomed Revenues to be used by BLS in preparing its invoices shall be either the estimated Depomed Revenues or estimated Net Selling Price of the 1000mg Product in the Territory as set out in the Launch Forecast, and thereafter the actual Depomed Revenue and Net Selling Price set out in the most recent Quarterly Reports delivered pursuant to Section 8.10 (the “Estimated Net Selling Price”).

Payment Terms

8.7                                 Payment of all invoices issued by BLS to Depomed shall be made within thirty days after the date thereof. The running of such thirty day period shall be suspended during the pendency of any reasonable dispute pursuant to Section 13 below concerning the conformity of a shipment of 1000mg Product to the Specifications. Unpaid balances shall accrue interest, from due date until paid, at a rate equal to the lesser of (a) the prime rate, as reported in The Wall Street Journal, U.S. Edition, on the date such payment is due, plus an additional two percent or (b) the maximum rate permitted under applicable law. If any amount due hereunder and not subject to a reasonable, good-faith dispute by Depomed remains outstanding for more than forty-five days after its due date, BLS may, in addition to any other rights or remedies it may have, refuse to ship 1000mg Product hereunder except upon payment by Depomed in advance.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

8.8                                 All prices set out in Schedules 8.1, 8.2, 8.4 and 8.5 are in U.S. dollars, and all payments due to BLS under this Agreement shall be made in U.S. dollars. All payments shall be made by wire transfer in immediately available funds to the account of BLS specified in Schedule 8.8 or such other account of BLS as BLS may indicate to Depomed in writing at least thirty (30) days prior to the date payment is due in accordance with Section 27.1.

Reconciliation

8.9                                 Within ten (10) days after the end of each calendar month, Depomed shall deliver a report to BLS specifying the quantities of the 1000mg Product sold by Depomed and its Distributors in that calendar month in the Territory.

8.10                           Within fifteen (15) days after the end of each calendar quarter, Depomed shall deliver a report to BLS specifying, for such calendar quarter in the Territory:

(a)                                  the quantities of the 1000mg Product sold by Depomed and its Distributors in that calendar quarter;

(b)                                 Net Sales of the 1000mg Product in the Territory by each of Depomed and its Distributors during such calendar quarter, including itemization of all deductions provided for in Section 1.15;

(c)                                  the Net Selling Price for the 1000mg Product sold in that calendar quarter in the Territory;

(d)                                 the Depomed Revenues for the 1000mg Product for the calendar quarter, calculated in accordance with United States Generally Accepted Accounting Principles; and

(e)                                  the total amount payable to BLS for all quantities of the 1000mg Product delivered during such calendar quarter calculated in accordance with Sections 8.1, 8.2 and 8.4, using the Depomed Revenues and the Net Selling Price, as applicable, for the 1000mg Product in the Territory for the just-ended calendar quarter.

8.11                           Depomed shall pay to BLS, within thirty (30) days after the delivery of such report, the difference, if any, between the aggregate amount invoiced by BLS under Section 8.6 for all quantities of the 1000mg Product delivered by BLS during the calendar quarter for

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

which the report is rendered and the aggregate amount payable by Depomed for those quantities determined pursuant to Sections 8.1, 8.2 and 8.4, as applicable. In the event that calculations made in accordance with the immediately preceding sentence determine that Depomed has overpaid BLS, an amount equal to such overpayment shall be credited to Depomed on the immediately succeeding invoice rendered by BLS.

Price Adjustments

8.12                           The Supply Prices in each of Schedules 8.1, 8.2, 8.4 and 8.5 may be increased or decreased effective on the first business day of January in each year during the term, commencing in January 2007, as follows:

(a)                                  subject to subsection (b), each Supply Price in each such Schedule may be increased by the percentage obtained by multiplying the PPI Increase over the most recent period of twelve consecutive months for which the PPI Increase is available by the PPI Multiplier corresponding to such Supply Price set forth on each such Schedule; and

(b)                                 if BLS’s actual cost of manufacturing the 1000mg Product has decreased over the most recent period of twelve consecutive months for which the PPI Increase is available, each such Supply Price shall not be increased for the following calendar year, but shall be decreased by an amount equal to the amount of that decrease in manufacturing cost.

For purposes of illustration of Section 8.12(a) only, with respect to a Supply Price of $1.00, if the PPI Increase were 4.0% and the applicable PPI Multiplier were 0.5, such Supply Price would be increased by 2.0%, from $1.00 to $1.02, and that Supply Price, and the applicable schedule, would be amended accordingly. Each other Supply Price, and each other applicable schedule, would be amended in the same manner (subject to Section 8.12(b)). For the purposes of illustration of Section 8.12(b) only, with respect to a Supply Price of $1.00, if BLS’s actual cost of manufacturing the 1000mg Product has decreased by $0.005 per tablet, such Supply Price would be decreased from $1.00 to $0.995, and that Supply Price, and the applicable schedule, would be amended

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

accordingly. Each other Supply Price, and each other applicable schedule, would be amended in the same manner. Any Supply Price adjusted pursuant to this Section 8.12 shall be rounded to the nearest four decimal places.

8.13                           BLS shall notify Depomed on or before the last business day of January in each year of the amount of any change in the Supply Prices in each of Schedules 8.1, 8.2, 8.4 and 8.5, in accordance with Section 8.12. If Depomed does not accept BLS’s assertion that there has been no decrease in the manufacturing cost of the 1000mg Product over the immediately preceding calendar year, Depomed shall within thirty (30) days of BLS’s notice identify to BLS in writing any cost savings which, in Depomed’s view, BLS ought to have realized over that calendar year, and BLS shall within thirty (30) days thereafter explain why such savings were not realized. If Depomed does not accept BLS’s explanation, and has reasonable grounds for believing that BLS has enjoyed cost savings, Depomed may conduct an audit (using any of the “Big Four” independent auditors free of a conflict of interest with respect to any such audit, or any other auditor reasonably acceptable to BLS, in each case subject to confidentiality restrictions) of BLS’s costs at Depomed’s own expense. Any dispute unresolved by that audit shall be resolved in accordance with the provisions of Section 29.8.

Taxes

8.14                           Depomed shall be responsible for all taxes imposed by any governmental authority that are applicable to (i) Depomed’s purchase of the 1000mg Product or 500mg Product from BLS (other than any taxes payable by BLS pursuant to Section 7.5) or (ii) to the marketing of the 1000mg Product in the Territory. BLS shall be responsible for all other taxes related to the manufacture of the 1000mg Product by BLS, including income, payroll and business licensing taxes.

8.15                           Depomed shall pay federal, state and local sales, use and other taxes imposed on or with respect to the sale of 1000mg Product by BLS for and to Depomed, if any.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

9.                                      RECORD KEEPING; AUDIT

Records

9.1                                 For at least three years after the end of each calendar quarter during the term of this Agreement, Depomed shall keep and maintain accurate and complete records concerning Depomed Revenues, and the gross sales and Net Sales of the 1000mg Product and of all deductions taken in calculating Net Sales and Net Selling Price, except in the event of an ongoing audit pursuant to Section 9.2, below, in which case such records shall be preserved until the completion of such audit and final resolution of any resulting dispute.

Audit

9.2                                 During the term of this Agreement and for a period of at least three years thereafter, Depomed shall, at the request and expense of BLS, permit an independent certified public accountant appointed by BLS and reasonably acceptable to Depomed, during regular business hours, upon reasonable notice, and no more than once per calendar year, to examine all relevant records and documents in the possession or control of Depomed as may be necessary to verify the Depomed Revenues, and the gross sales and Net Sales of the 1000mg Product hereunder, as reported by Depomed to BLS during each of the past twelve calendar quarters. The results of any such examination shall be made available to both Parties and shall be subject to the obligations of confidentiality contained in Article 23 hereof. The cost of such examination shall be borne by BLS unless the result of such examination is the determination that the amount payable by Depomed hereunder has been understated by at least three percent for any calendar year, in which event Depomed shall bear the reasonable cost of such examination.

9.3                                 Each of Depomed and BLS shall pay to the other any amounts determined by the audit conducted pursuant to Section 9.1 to be owing to the other, within thirty (30) days after the delivery of the audit report.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

10.                               MODIFIED SPECIFICATIONS

Changes Mandated by Governmental Authority

10.1                           If BLS proposes to change the Specifications due to a change in Applicable Laws or as mandated by a Governmental Authority (a “Mandated Change”), BLS shall notify Depomed within the earlier of (i) not less than one hundred twenty days prior to the proposed Mandated Change and (ii) the date BLS becomes aware of the change in Applicable Laws or mandate by a Governmental Authority necessitating such Mandated Change. To the extent such Mandated Change makes it necessary for Depomed to amend any of its filings with any Governmental Authority relating to the 1000mg Product, BLS shall cooperate fully with Depomed and provide all necessary information relating to such change in Specifications as may be required in such amended filings. BLS shall promptly advise Depomed as to any lead-time or delivery time changes, Purchase Volume Limitations or other terms which may result from a Mandated Change to the Specifications, including but not limited to price adjustments necessary to enable BLS to recover one-half of the costs it incurred for materials already purchased by BLS expressly for Depomed, its Affiliates, Distributors, sub-contractors or sublicensees and rendered unusable by Depomed, its Affiliates or sublicensees due to a Mandated Change, and the Parties shall document such changes in an amendment to this Agreement. BLS shall not be in breach of its obligations hereunder to the extent that a Mandated Change prevents, impairs or delays BLS’s performance hereunder (provided that a Mandated Change shall not excuse any breach by BLS hereunder to the extent that such breach is not related to a Mandated Change); provided, however, that Depomed shall be entitled to engage an alternate manufacturer of 1000mg Product in accordance with the provisions of Section 16.2(b) in the event that BLS fails to supply Depomed 1000mg Product that complies with any Mandated Change. For purposes of this Agreement, a Mandated Change shall include such changes to the Specifications as may be mandated by the FDA in connection with any approval of the Supplemental NDA. Not later than thirty (30) days following approval of the Supplemental NDA, the Parties shall agree upon complete, detailed product specifications consistent with such approval, which specifications, as so agreed

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

upon, shall cover manufacturing, packaging, labelling and testing of packaged, finished 1000mg Product (including samples) ready for commercial sale, and shall be the Specifications for all purposes under this Agreement.

Other Changes

10.2                           If BLS proposes to change the Specifications for any reason other than a Mandated Change, and such change would make it necessary for Depomed to amend any of its filings with any Governmental Authority relating to the 1000mg Product (an “Elective Change”), BLS shall notify Depomed at least one hundred eighty days prior to the proposed Elective Change. Prior to implementing any such Elective Change, BLS and Depomed shall meet in good faith to determine a course of action, which shall be one of the following, as reasonably acceptable to Depomed:  BLS shall either (i) continue to supply Depomed for the term of this Agreement with 1000mg Product manufactured pursuant to the Specifications in effect prior to the Elective Change, (ii) make arrangements (including, without limitation, granting all applicable licenses) to have a third party manufacture 1000mg Product for Depomed pursuant to the Specifications in effect prior to the Elective Change or (iii) cooperate fully with Depomed and provide all necessary information relating to such change in Specifications as may be required in such amended filings and indemnify and hold Depomed harmless for all reasonable expenses (including all clinical, administrative and legal expenses) incurred by Depomed in amending such filings.

11.                               QUALITY CONTROL

11.1                           Prior to each shipment of 1000mg Product to Depomed, BLS shall conduct or have conducted quality control testing of 1000mg Product in accordance with the Specifications and such other BLS-approved quality control testing procedures that are consistent with FDA cGMPs (the “Testing Methods”). BLS shall retain or have retained accurate and complete records pertaining to such testing. BLS shall notify Depomed in writing at least thirty days prior to any proposed change in the Testing Methods and shall at its own expense make any changes necessary to any CMC section or drug master file

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

relating to the 1000mg Product and provide Depomed a copy of the revised Testing Methods within thirty days prior to implementation of the changes. Each shipment of 1000mg Product hereunder shall be accompanied by a certificate of analysis (“Certificate of Analysis”) for each lot of 1000mg Product therein, as well as any other documentation required by any applicable laws or regulations.

11.2                           The Parties shall use commercially reasonable efforts to agree upon and execute, within thirty (30) days after the Effective Date, a quality agreement applicable to the 1000mg Product in form and substance customary in the pharmaceutical industry (the “Quality Agreement”). Subsequent to its execution, the Parties shall comply with their obligations under the Quality Agreement.

12.                               FACILITY INSPECTION

12.1                           BLS shall permit no more than three (3) of Depomed’s authorized representatives, during normal working hours and upon reasonable prior notice to BLS but in no event less than twenty days prior notice, to inspect that portion of all the facilities of BLS, it Affiliates or any Contract Manufacturer (as defined in Section 15 below) utilized for the manufacture, preparation, processing, storage or quality control of 1000mg Product, together with all related manufacturing, batch and QA/QC records, no more frequently than once per calendar year, except as provided below; provided, however, that BLS shall make available or cause to be made available for inspection all batch and QA/QC records upon reasonable advance notice from Depomed from time to time, as reasonably requested by Depomed. BLS may remove or expurgate from any such manufacturing, batch and QA/QC records any information that is proprietary or confidential to BLS, including, without limitation, any information relating to the process for manufacturing the 1000mg Product. Depomed’s authorized representatives shall be accompanied by BLS personnel at all times, shall comply with all applicable rules and regulations relating to facility security, health and safety, and shall execute a written confidentiality agreement with terms at least as restrictive as those set forth in Section 23 below. Except as provided below, in no event shall any such manufacturing audit exceed two days in duration.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

Depomed shall ensure that its authorized representatives conduct each manufacturing audit in such a manner as to minimize interference with the normal and ordinary operation of BLS, its Affiliates or its Contract Manufacturer. In the event that the manufacturing audit uncovers information that reasonably demonstrates that the 1000mg Product is not being manufactured in accordance with the Specifications (an “Inspection Failure”) or in the event of any communication from the FDA that reasonably requires inspection by Depomed, then Depomed shall have the right to schedule and execute one or more follow-up inspections until the Inspection Failure is resolved. Except as expressly set forth in this Section 12, neither Depomed nor its Affiliates, Distributors, licensees or their respective employees or representatives shall have access to BLS’s facilities or the facilities of any Contract Manufacturer engaged by BLS.

13.                               ACCEPTANCE AND REJECTION

Acceptance Testing

13.1                           Depomed shall have a period of thirty days from the date of receipt of each shipment of the 1000mg Product to test or cause to be tested that 1000mg Product. Depomed or its designee shall have the right to reject any shipment of 1000mg Product made to it under this Agreement that does not conform with the Specifications when received by it at such destination when tested in accordance with the Testing Methods. All shipments of 1000mg Product shall be deemed accepted by Depomed unless BLS receives written notice of rejection from Depomed within such thirty day period, describing the reasons for the rejection in reasonable detail. Once a delivery of 1000mg Product is accepted or deemed accepted hereunder, Depomed shall have no recourse against BLS in the event 1000mg Product is subsequently deemed unsuitable for use for any reason, except as provided in Section 22 (Indemnification) below.

Discrepant Test Results

13.2                           In the event of a discrepancy between BLS’s and Depomed’s test results such that one Party’s results fall within the Specifications and the other Party’s test results fall outside the Specifications, the Parties shall cause an independent laboratory to review records,

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

test data and to perform comparative tests and/or analyses on samples of the alleged defective 1000mg Product. The independent laboratory’s results shall be final and binding. Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the independent laboratory rules.

Confirmation

13.3                           After its receipt of a notice of rejection from Depomed pursuant to Section 13.1 above, BLS shall notify Depomed as soon as reasonably practical whether it accepts Depomed’s basis for rejection and Depomed shall cooperate with BLS in determining whether such rejection was necessary or justified. In the event that the Parties are unable to agree as to whether a shipment of 1000mg Product delivered to Depomed by BLS or its Contract Manufacturer hereunder meets the Specifications, such question shall be submitted to an independent laboratory pursuant to Section 13.2 hereof.

Return or Destruction of Rejected Shipments

13.4                           Depomed may not destroy any batch of 1000mg Product until it receives written notification from BLS that BLS does not dispute that the batch fails to meet the Specifications and that BLS does not request return of 1000mg Product. Upon written authorization from BLS to do so, Depomed shall promptly destroy the rejected batch of 1000mg Product in accordance with Applicable Laws and provide BLS with written certification of such destruction. BLS shall reimburse Depomed for the reasonable costs of such destruction. Upon receipt of BLS’s request for return,  Depomed shall promptly return the rejected batch of 1000mg Product to BLS at the expense of BLS.

Refund; Replacement

13.5                           Depomed shall not be required to pay any invoice with respect to any shipment of 1000mg Product properly rejected pursuant to this Section 13. Notwithstanding the foregoing, Depomed shall be obligated to pay in full for any rejected shipment of 1000mg Product that is subsequently determined to meet the Specifications, and shall be entitled to retain or receive and use the same, irrespective of whether Depomed has

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

already paid BLS for a replacement shipment. In the event that Depomed pays in full for a shipment of 1000mg Product and subsequently properly rejects such shipment in accordance with this Section 13, Depomed shall be entitled, upon confirmation that such shipment failed to meet the Specifications in all material respects, either (a) to a refund or credit equal to the purchase price paid with respect to such rejected shipment, or (b) to require BLS to replace such rejected shipment at no additional cost to Depomed. In the event Depomed elects to require BLS to replace such rejected shipment, BLS shall deliver such replacement within sixty days of its receipt of notice from Depomed of Depomed’s election to receive such replacement. Depomed acknowledges and agrees that, except for the indemnification obligations set forth in Section 22 below, Depomed’s rights to a refund or credit for or to receive replacement of properly rejected shipments of 1000mg Product hereunder shall be Depomed’s sole and exclusive remedy, and BLS’s sole obligation, with respect to non-conforming 1000mg Product delivered hereunder.

Exceptions

13.6                           Depomed’s rights of rejection, return, refund and replacement set forth herein shall not apply to any 1000mg Product that is non-conforming due to damage (a) caused by Depomed, its Affiliates or Distributors or their respective employees or agents, including but not limited to, misuse, neglect, improper storage, transportation or use beyond any dating provided or (b) which occurs subsequent to delivery of such 1000mg Product to the carrier at the point of origin, including but not limited to any damage caused thereafter by accident, fire or other hazard and BLS shall have no liability or responsibility to Depomed with respect thereto.

14.                               SUPPLY OF 500MG PRODUCT

14.1                           During the period beginning on the Effective Date and ending on December 31, 2006, BLS shall, if so requested by Depomed or a sub-licensee of Depomed, supply Depomed with 500mg Product on the terms set forth in this Article 14.

14.2                           Within thirty (30) days after the Effective Date, Depomed shall deliver to BLS a non-binding supply forecast in whole multiples of Batch Sizes covering the period beginning

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on the Effective Date and ending on December 31, 2006 (the “Supply Period”) for estimated quantities of 500mg Product, by SKU, including physician’s samples.

14.3                           During the Supply Period, Depomed may submit (not more often than once per month) firm purchase orders for finished, packaged 500mg Product at least one hundred twenty (120) days prior to delivery dates requested in such purchase orders. BLS shall use commercially reasonable efforts to deliver the amount of 500mg Product specified in each such purchase order; provided, however, that BLS shall be entitled to supply the requirements of itself and its Affiliates for the Marketing of the 500mg Product in Canada prior to supplying Depomed with 500mg Product. BLS shall inform Depomed within ten (10) days after receipt of each purchase order whether it will supply to Depomed the requested quantities of the 500mg Product. Each purchase order shall be in whole multiples of the Batch Size for the 500mg Product. Purchase orders may be delivered electronically or by other means, to such location as BLS shall designate. In ordering or delivering Product, each of Depomed and BLS may use its respective standard forms, provided that nothing in those forms shall be construed to modify or amend the terms and conditions of this Agreement. In the event of any conflict between the terms and conditions of any such form and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control.

14.4                           BLS shall not be subject to any monetary or other penalty for a failure to supply Depomed with 500mg Product under this Article 14.

14.5                           500mg Product supplied to Depomed under this Agreement shall conform to the specifications applicable to 500mg Product set forth in the NDA relating to the 500mg Product.

14.6                           The supply price to Depomed per tablet (as delivered in finished, packaged bottles of 100 or 500 tablets of the 500mg Product) shall be as set out in U.S. dollars in Schedule 14.6. Depomed will reimburse BLS for any agreed-upon expenses incurred by BLS in connection with 500mg Product labelling changes processed by BLS.

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14.7                           The delivery, acceptance, payment, record keeping and quality assurance terms applicable to Depomed’s purchases of 1000mg Product set forth in Article 7, Section 11.1 and Article 13 of this Agreement shall, and, except as otherwise set forth in this Article 14, apply to Depomed’s purchases of 500mg Product hereunder (except that references to the “1000mg Product” shall be deemed to be references to the 500mg Product, and all references to Specifications shall be deemed to be references to the specifications described in Section 14.5 for purposes of this Agreement).

Packaging and Batch Release Services

14.8                           If requested by Depomed, BLS shall perform during the Supply Period, those services necessary to provide final, finished 500mg Product from bulk tablets manufactured for Depomed in Puerto Rico by a contract manufacturer other than BLS or an Affiliate of BLS. Depomed shall pay BLS [***] per tablet for performing such functions. The foregoing amount shall not be applicable to quantities of 500mg Product supplied pursuant to the provisions of Sections 14.1 through 14.7 of this Agreement. BLS shall perform such services at BLS’s facility in Puerto Rico in a manner compliant with applicable FDA laws and regulations. Such services shall be completed not later than ten (10) business days following delivery to BLS’s batch release facility. Depomed will reimburse BLS for any agreed-upon expenses incurred by BLS in connection with 500mg Product labelling changes processed by BLS.

15.                               CONTRACT MANUFACTURERS

15.1                           Without limiting BLS’s responsibility under this Agreement, BLS shall have the right at any time to satisfy its supply obligations to Depomed hereunder either in whole or in part through arrangements with Affiliates of BLS or third parties engaged by and under license from BLS to perform services or supply facilities or goods in connection with the manufacture or testing of 1000mg Product (each, a “Contract Manufacturer”). BLS shall require that all such facilities comply with applicable manufacturing standards and will give Depomed prior written notice of any such arrangement. Further, it is understood that such Contract Manufacturers shall be subject to inspection by Depomed’s authorized

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representatives, in accordance with the terms of Section 12 above. It is understood that use of a Contract Manufacturer shall not relieve BLS of its obligations under Section 4.1. BLS agrees to give Depomed prompt written notice of (a) the termination, or receipt or delivery of notice of termination, of any third party supply agreement with a Contract Manufacturer or (b) any other event or development related to any supply agreement with a Contract Manufacturer that might adversely affect the ability of BLS to meet its obligations under this Agreement.

16.                               INABILITY TO SUPPLY

Notice

16.1                           BLS shall notify Depomed if BLS is unable to supply the quantity of 1000mg Product ordered by Depomed in any Purchase Order delivered in accordance with Section 6.1 and 6.2 above: (a) within thirty days after BLS’s receipt of that Purchase Order, (b) immediately upon becoming aware of an event of force majeure (as defined in Section 28 below), or (c) immediately upon becoming aware of any other event that would render BLS unable to supply to Depomed the quantity of 1000mg Product that BLS is required to supply hereunder.

Depomed’s Rights on BLS Failure to Supply

16.2                           In the event that (A) BLS shall deliver less than [***] of the aggregate amount ordered of 1000mg Product ordered under purchase orders conforming to the forecasting and purchase order requirements of Article 5 and as to which BLS is obligated to supply in any period of six (6) consecutive months and such failure to deliver is not cured by BLS within thirty days following written notice by Depomed, or (B) within any twelve month period BLS shall deliver quantities of 1000mg Product in amounts less than [***] of the aggregate of the amounts ordered under purchase orders conforming to the forecasting and purchase order requirements of Articles 5 and 6 for that twelve month period and as to which BLS is obligated to supply, within sixty days’ written notice thereof from Depomed, Depomed shall have any or all of the following rights:

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(a)                                  Depomed shall no longer be obligated to purchase its requirements of 1000mg Product from BLS pursuant to this Agreement.

(b)                                 Depomed shall be entitled to grant to a third party a sublicense of the rights granted to Depomed under the Manufacturing Transfer Agreement, to manufacture and supply the 1000mg Product for Marketing (but not for sale or other transfer to a party that is not an Affiliate or Distributor of Depomed) by Depomed, its Affiliates and Distributors in the Territory. In such event: (A) BLS shall provide to Depomed (or to a sublicensee reasonably acceptable to BLS (it being understood that MOVA Pharmaceutical Corporation (“MOVA”) is acceptable to BLS, and that BLS shall not unreasonably withhold or delay its acceptance of any such sublicensee) at the request of Depomed copies of all documentation that is reasonably necessary for Depomed to manufacture or have manufactured 1000mg Product, and (B) BLS shall provide technical assistance to Depomed (it being understood that MOVA is acceptable to BLS, and that BLS shall not unreasonably withhold or delay its acceptance of any such sublicensee) in the manufacture of the 1000mg Product in conformity with the Specifications, in accordance with Section 21.1. All documentation, technical assistance and other information is subject to the provisions and limitations of Section 21.1 of this Agreement.

(c)                                  Depomed may terminate this Agreement with respect to the 1000mg Product by giving written notice to BLS in accordance with Section 27.

16.3                           The Parties shall discuss and endeavor to resolve promptly and in good faith any concern of either Party over the availability of 1000mg Product within the Territory so as to avoid any interruption in supply of 1000mg Product within the Territory. Such discussions shall include senior manufacturing, marketing and other management personnel of each Party. In the event that either Party believes it to be in the best interests of both Parties, as the licensor and licensee of the 1000mg Product in the Territory, to designate and qualify an alternative Contract Manufacturer of the 1000mg Product, each Party shall consider in good faith the views of the other Party as to the advisability of engaging an alternative contract manufacturer. If agreed after discussion between the Parties’

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principal executive officers that an alternative contract manufacturer should be designated and qualified, the Parties shall cooperate to ensure the transition of 1000mg Product manufacturing to a Third Party in a manner that minimizes any interruption of supply of 1000mg Product within the Territory.

17.                               MATERIAL SAFETY

17.1                           BLS shall provide Depomed, in writing, from time to time, with all information currently known to it regarding handling precautions, toxicity, and hazards with respect to 1000mg Product. In addition, BLS shall provide Depomed with the appropriate Material Safety Data Sheet for 1000mg Product as may be in effect from time to time. Notwithstanding the foregoing or anything in this Agreement to the contrary, Depomed is solely responsible for (a) its use of all documentation provided by BLS, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency inside or outside of the United States, (b) document control and retention, (c) determining the suitability of any documentation provided by BLS hereunder for use in any regulatory submission and (d) for all filings necessary for maintaining Regulatory Approval.

18.                               MARKETING OF THE 1000MG PRODUCT; GLUMETZA WEBSITE

18.1                           Provided that BLS is in compliance with its supply obligations hereunder, Depomed shall cause the First Commercial Sale to occur within 120 days after Regulatory Approval of the 1000mg Product.

18.2                           The Parties will cooperate in good faith to cause traffic on any website dedicated to the 1000mg Product and/or the 500mg Product incorporating the “Glumetza” trademark to be directed in the United States to a Depomed-designated website and to be directed in Canada to a BLS-designated website.

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CONFIDENTIAL TREATMENT REQUESTED

19.                               REGULATORY AFFAIRS

Regulatory Responsibility

19.1                           During the term of this Agreement, Depomed shall have full control and authority, with full responsibility over, commercialization of 1000mg Product in the Territory, and all such activity shall be undertaken at Depomed’s expense. Depomed will use commercially reasonable efforts in undertaking investigations and actions required to maintain appropriate governmental approvals to Market 1000mg Product in the Territory.

19.2                           Except as otherwise provided in this Agreement, Depomed shall bear responsibility for, and shall bear all costs related thereto, to take such actions as may be necessary, in accordance with accepted business practices and legal requirements, to obtain and maintain the authorization and/or ability to Market the 1000mg Product in the Territory. The Parties acknowledge and agree that, with respect to obtaining the authorization to Market the 1000mg Product in the Territory, Depomed’s obligations are as set forth in Article 2 of this Agreement. Notwithstanding the foregoing, Depomed shall be entitled to allow any Regulatory Approval or other authorization to Market the 1000mg Product to expire or lapse, and to discontinue Marketing the 1000mg Product, if, as a consequence of any changes to any applicable laws or regulations, any Regulatory Authority requires any changes to the Marketing of the 1000mg Product, the Manufacturing process for the 1000mg Product, or to the 1000mg Product specifications that Depomed does not want to make (each an “Unforeseen Requirement”). If Depomed discontinues the Marketing of the 1000mg Product as a result of an Unforeseen Requirement, BLS can terminate this Agreement with respect to 1000mg Product, and itself Market the 1000mg Product in the Territory, upon reimbursement to Depomed of all regulatory and other fees associated with transfer of the 1000mg Product to Depomed.

19.3                           BLS shall bear responsibility for the CMC section of the NDA relating to the 1000mg Product, and shall and shall bear all costs related thereto, and shall take such actions as may be necessary in connection therewith in order to maintain the authorization and/or ability to Market the 1000mg Product in the Territory. BLS shall notify Depomed

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promptly upon making any modifications to the CMC section of the NDA relating to the 1000mg Product. BLS shall cooperate with Depomed to the extent necessary to transfer responsibility for the CMC section of the of the NDA relating to the 1000mg Product in connection with Depomed’s exercise of its rights under Section 16.2(b) with respect to the manufacturing of the 1000mg Product.

19.4                           Depomed shall have the responsibility, and shall bear all costs related to, communications with any government agencies to satisfy its requirements regarding the authorization and/or continued authorization to Market the 1000mg Product in commercial quantities in the Territory (other than in connection with the CMC section of the NDA relating to the 1000mg Product, with respect to which BLS shall have such responsibility, and shall bear all such costs). BLS shall promptly notify Depomed of any inquiry or other communication that it receives from the FDA concerning the 1000mg Product, other than any such inquiry or other communication relating only to the CMC Section or any Drug Master File relating to the 1000mg Product. Depomed shall handle all communications with the FDA concerning the 1000mg Product, including but not limited to reporting adverse reactions and responding to any inquiries concerning advertising or promotional materials, and shall provide copies of all such communication to BLS. BLS, however shall be able to communicate with such governmental agency regarding the 1000mg Product if:

(a)                                  Such communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation;

(b)                                 BLS, if practical, made a request of such agency to communicate with Depomed instead, and such agency refused such request;

(c)                                  Such communication relates to the CMC section of the NDA relating to the 1000mg Product, or to any Drug Master File relating to the 1000mg Product; or

(d)                                 Such communication relates generally to the BLS drug delivery technology incorporated within the 1000mg Product (and not specifically to the 1000mg Product); provided, however, that before making any communication under (a), (b)

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or (c) of this Section, BLS shall give Depomed notice as soon as possible of BLS’s intention to make such communication, and Depomed shall be permitted to accompany BLS, take part in any such communications and receive copies of all such communications.

19.5                           Depomed shall be responsible for handling all complaints from customers in the Territory relating to adverse reaction reports, adverse events, and recall activities with respect the 1000mg Product. BLS shall promptly notify Depomed of any such complaints received by BLS.

Adverse Reaction Reports

19.6                           During the Term of this Agreement, each of BLS and Depomed shall promptly notify the other Party of all information required to be reported to the FDA (or any other Regulatory Authority) coming into its possession concerning side effects, injury, toxicity or sensitivity reaction including unexpected increased incidence and severity thereof associated with commercial or clinical uses, studies, investigations or tests (animal or human) with the 1000mg Product or the 500mg Product, throughout the world, whether or not determined to be attributable to the 1000mg Product or the 500mg Product (“Adverse Reaction Reports”). Each Party shall transmit such adverse reaction reports so that they are received by the other Party within three (3) business days after receipt by the transmitting Party, or such other reporting period as may be required by law. All such communications shall be held in confidence by each Party and shall be subject to the terms of Article 23 hereof.

Withdrawal of Regulatory Approval

19.7                           Subject to the provisions of Section 19.2, the Parties acknowledge and agree that “Cause” shall be deemed to exist pursuant to Section 24.3 of this Agreement upon any breach of the provisions of this Agreement by Depomed that results in the withdrawal of the Regulatory Approval pertaining to 1000mg Product.

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20.                               LIMITED WARRANTIES; RECALL

Representations and Warranties by BLS

20.1                           BLS represents and warrants to Depomed that all 1000mg Product sold to Depomed shall, at the time of delivery to Depomed:

(a)                                  conform to the Specifications for 1000mg Product in effect at the time of such delivery;

(b)                                 have been manufactured in accordance with the Specifications and FDA cGMPs and all other Applicable Laws.

20.2                           BLS represents and warrants to Depomed that

(a)                                  BLS has not experienced any material difficulties in manufacturing the 500mg Product in commercial quantities, and has not experienced any material difficulty in obtaining active pharmaceutical ingredient or other excipients or components necessary for the Manufacture and packaging of the 500mg Product.

(b)                                 BLS has experienced no batch failures following completion of the validation batches, in manufacturing commercial product batches for either the Canadian or United States markets.

(c)                                  BLS has granted to Depomed under this Agreement and the Manufacturing Transfer Agreement, collectively, all of the rights under any Intellectual Property owned or controlled by BLS or its Affiliates necessary for the Manufacture or Marketing of the 500mg Product in the United States.

(d)                                 The formulation of the 500mg Product reflected in the NDA for the 500mg Product is substantially similar to the formulation of the 500mg Product originally submitted to the FDA on April 27, 2004 in connection with the Application for Regulatory Approval for the 500mg Product.

(e)                                  BLS has taken no steps that could reasonably be expected to affect the price that Depomed may charge for the 500 mg Product in the United States, including without

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limitation by (i) disseminating materials to any potential purchaser of the 500 mg Product in the United States indicating a price for the 500 mg Product in the United States applicable to wholesalers, distributors, retailers or government agencies, or (ii) by making any commitment, or undertaking any obligation, to sell the 500 mg Product to wholesalers, distributors, retailers or government agencies in the United States for a specified price or prices.

Mutual Representations and Warranties

20.3                           Each Party represents and warrants to the other as follows:

(a)                                  it is a corporation (in the case of Depomed), or a society with restricted liability (in the case of BLS) duly organized and validly existing under the laws of the state of its organization;

(b)                                 it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;

(c)                                  this Agreement has been duly authorized, executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(d)                                 the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a party or by which such Party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party;

(e)                                  all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such Party in connection with the execution and delivery of this Agreement have been obtained;

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(f)                                    no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such Party for any commission, fee or other compensation as a finder or broker because of any act by such Party or its agents; and

(g)                                 it has not entered into any agreement with any third party that is in conflict with the rights granted to the other pursuant to this Agreement.

20.4                           EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH OF DEPOMED AND BLS HEREBY DISCLAIMS ALL CONDITIONS, OTHER WARRANTIES AND STATEMENTS IN RESPECT OF THE 1000MG PRODUCT OR THE 500MG PRODUCT, WHETHER EXPRESS OR IMPLIED, BY STATUTE, CUSTOM OF THE TRADE OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SUCH CONDITION, WARRANTY OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF THE EACH OF THE 1000MG PRODUCT AND THE 500MG PRODUCT, ITS MERCHANTABILITY OR ITS FITNESS FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITIONS) AND ANY SUCH CONDITION, WARRANTY OR STATEMENT IS HEREBY DISCLAIMED BY EACH OF DEPOMED AND BLS AND EXCLUDED

Product Recall.

20.5                           In the event that any 1000mg Product should be alleged or proven not to meet the Specifications, Depomed shall notify BLS promptly, and both Parties shall cooperate fully regarding the investigation and disposition of any such matter. If Depomed should deem it appropriate to recall any 1000mg Product and such recall is due to any negligence or breach of warranty by BLS, then BLS agrees, upon substantiation thereof, to bear all reasonable direct costs associated with said recall, including refund of the purchase price for such 1000mg Product and the actual cost of conducting the recall in accordance with the recall guidelines of the applicable governmental authority. Depomed shall in all events be responsible for conducting any such recalls with respect to the 1000mg Product and shall maintain records of all sales of 1000mg Product and customers

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sufficient to adequately administer any such recall, for a period of five years after expiration or termination of this Agreement.

21.                               TECHNOLOGY TRANSFER TO DEPOMED

21.1                           In fulfillment of the obligations of BLS under Section 16.2(b), and at Depomed’s request upon reasonable notice, during normal business hours, BLS shall provide not more than three (3) people who are in BLS’s reasonable determination fully qualified with respect to and familiar with the procedures and processes used in the Manufacture of the 1000mg Product, for a cumulative period of not more than ten (10) business days each, to provide or to cause to be provided to Depomed at the facilities of Depomed, its licensee or its contract manufacturer, the assistance and Know-How required pursuant to Section 16.2 to assist Depomed, it’s licensee or its contract manufacturer, in the Manufacture of the 1000mg Product in the Territory and to observe and assist at no cost to Depomed in the Manufacture by Depomed, at Depomed’s expense, of three (3) pivotal batches of the 1000mg Product. BLS shall not be required to update any dossiers or other files provided to Depomed as part of the assistance to be provided to Depomed pursuant to this Article 21 beyond what is required to put such dossiers or files in compliance with the then current Laws of the Territory. The obligations of BLS to provide technical assistance under this Section 21.1 shall expire two (2) years after Depomed’s first request for documents or information under Section 16.2(b).

22.                               INDEMNIFICATION

By BLS

22.1                           BLS shall defend, indemnify and hold Depomed and its Affiliates and sublicensees, and each of their respective directors, officers and employees, harmless from and against any and all third party claims, suits or demands for liability, damages, losses, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) with respect to death or injury to person or damage to property (collectively, “Claims”) arising from (a) the manufacture of the 1000mg Product by BLS,

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its Affiliates, sublicensees, distributors, or agents in a manner that does not meet the Specifications, (b) a material breach of BLS’s representations and warranties set forth in Article 20 or (c) BLS’s negligence or willful misconduct, except to the extent such Claims arise out of any of the conditions specified in Section 22.2 below.

By Depomed

22.2                           Depomed shall defend, indemnify and hold BLS, its Affiliates and their respective directors, officers and employees, harmless from and against any and all Claims, arising out of (a) the use, handling, promotion, marketing, or distribution of 1000mg Product by Depomed, its Affiliates, sublicensees, distributors, or agents, (b) a material breach of Depomed’s representations or warranties set forth in Article 20 or (c) Depomed’s negligence or willful misconduct, except to the extent such Claims arise out of any of the conditions specified in Section 22.1 above.

Costs and Expenses

22.3                           As the Parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 22 shall also be reimbursed by the indemnifying Party.

Procedure

22.4                           A person or entity that intends to claim indemnification under this Section 22 (an “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) of any Claim in which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof whether or not such Claim is rightfully brought. The indemnity provided for under this Section 22 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The Indemnitee, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations and defense of any Claim.

22.5                           EXCEPT FOR THE PARTIES’ INDEMNIFICATION OBLIGATIONS PROVIDED FOR HEREIN, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL

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DAMAGES, COSTS OR EXPENSES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS), ARISING UNDER THIS AGREEMENT (OTHER THAN ARTICLE 21 HEREOF), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, COSTS OR EXPENSES.

23.                               CONFIDENTIALITY

23.1                           Except as specifically authorized by this Agreement, each Party shall, for the term of this Agreement and for five years after the expiration or termination of this Agreement, keep confidential, not disclose to others and use only for the purposes authorized herein all Proprietary Information provided by the other under this Agreement; provided, however, that the foregoing obligations of confidentiality shall not apply to the extent that any such information is (i) already known to the recipient at the time of disclosure as evidenced by its prior written records; (ii) published or publicly known prior to or after disclosure other than through unauthorized acts or omissions of the recipient; (iii) disclosed in good faith to the recipient by a Third Party entitled to make such disclosure; or (iv) independently developed by or on behalf of the recipient without recourse to the disclosure herein as documented in writing. Notwithstanding the aforesaid, the recipient may disclose Proprietary Information to (i) governmental agencies as required by law, (ii) vendors and clinical investigators having a need to know and as may be necessary for the recipient to perform its obligations hereunder or (iii) to Third Parties with a need to know such Proprietary Information in connection with a debt financing, equity financing or other business arrangement, but only in each of the foregoing cases if such disclosure to vendors, clinical investigators (where practicable) and Third Parties other than governmental agencies is in accordance with a written agreement imposing essentially the same obligation of confidentiality on such Party as is imposed upon the recipient hereunder.

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24.                               TERM; TERMINATION

Term

24.1                           The term of this Agreement shall commence on the Effective Date and shall continue in effect until the expiration or termination of the Manufacturing Transfer Agreement, unless terminated earlier as set forth in Section 16.2 or this Section 24.

24.2                           Either Party may terminate this Agreement upon 180 days’ written notice to the other Party at any time on or after the [***] anniversary of the date of Regulatory Approval of the 1000mg Product.

24.3                           At any time during the Term of this Agreement, either BLS or Depomed may terminate this Agreement with respect to the 1000mg Product, and BLS may terminate this Agreement with respect to the 500mg Product, if the other Party is in material breach or default in the performance or observance of any of the provisions of this Agreement applicable to it and relating to the product in respect of which termination of this Agreement is sought, and such breach or default is not cured within sixty days (or thirty days in the case of failure to make royalty or other payments due hereunder) after the giving of notice by the Party specifying such breach or default.

Termination for Cause

24.4                           At any time prior to the expiration of this Agreement, either Depomed or BLS may terminate this Agreement forthwith for cause, as “Cause” is described below, by giving written notice to the other Party. “Cause” for termination by one Party of this Agreement shall be deemed to exist if, with respect to the other Party:

(a)                                  (i) a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect shall be instituted by such Party, or such Party shall consent to the entry of any order for relief in an involuntary case under any such law; (ii) a general assignment for the benefit of creditors shall be made by such Party; (iii) such Party shall consent to the appointment of or possession by a receiver, liquidation, trustee, custodian, sequestrator or similar official of the

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property of such Party or of any substantial part of its property; or (iv) such Party shall adopt a directors resolution in furtherance of any of the foregoing actions specified in this subparagraph (a); or

(b)                                 a decree or order for relief by a court of competent jurisdiction shall be entered in respect of such Party in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, trustee, sequestrator or other similar official of such Party to wind up or liquidate its affairs, and any such decree or order shall remain unstayed or undischarged and in effect for a period of sixty days.

Technology Transfer

24.5                           BLS may terminate this Agreement on one hundred twenty (120) days’ notice in writing to Depomed on completion of the Technology Transfer contemplated by Section 16.2(b).

Survival

24.6                           Notwithstanding any other provisions of this Agreement, any liability or obligation of either Party to the other for acts or omissions prior to the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of this Agreement, nor shall expiration or termination of this Agreement relieve Depomed from its obligation to pay BLS sums due in respect of the 1000mg or the 500mg Product shipped prior to termination or expiration of this Agreement. In addition, upon termination of this Agreement by BLS pursuant to Section 24.3 above for breach by Depomed, Depomed shall, at BLS’s option, purchase from BLS at a purchase price equal to the lowest price set out on Schedule 14.6 (for the 500mg Product) or Schedule 8.1 (for the 1000mg Product) manufactured by or on behalf of BLS for the purpose of satisfying purchase orders submitted by Depomed prior to the effective date of termination. The Parties’ rights and obligations under Articles 19 (so long as Depomed is Marketing the 1000mg Product in the Territory), 22 and 23 shall survive termination or expiration of this Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

25.                               PUBLICITY

25.1                           Neither Party will originate any publicity, news release, public comment or other public announcement, written or oral, whether to the press, to stockholders, or otherwise, relating to this Agreement, without the consent of the other Party, except for such announcement which, in accordance with the advice of legal counsel to the Party making such announcement, is required by law; provided, however, that each Party shall be entitled to refer publicly to the relationship of the Parties reflected in this Agreement (i.e., BLS as the developer and manufacturer of the 1000mg Product and Depomed as the exclusive marketer and distributor of the 1000mg Product in the Territory) in a manner that is not damaging to the business or reputation of the other Party. Except as otherwise permitted pursuant to the immediately preceding sentence, any Party making any announcement which is required by law will, unless prohibited by law, give the other Party an opportunity to review the form and content of such announcement and comment before it is made. Either Party shall have the right to make such filings with governmental agencies, including without limitation the United States Securities and Exchange Commission, as to the contents and existence of this Agreement as it shall reasonably deem necessary or appropriate. The Parties have agreed upon the form and content of a joint press release to be issued by the Parties following the execution of this Agreement.

26.                               ASSIGNABILITY

Assignment

26.1                           This Agreement may be assigned by either Party to an Affiliate or as part of the sale by either Party of all of its business of which this Agreement may be a part without the consent of the other Party; provided, however, that neither Party shall assign this Agreement to an Affiliate that is not reasonably capable of performing all of its obligations under this Agreement. Except as permitted by this Section 26.1, Depomed shall not assign any rights licensed to BLS under this Agreement. BLS may assign,

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CONFIDENTIAL TREATMENT REQUESTED

sublicense, subcontract or delegate, to any Affiliate of BLS reasonably capable of performing such obligations, all or part of the rights and obligations of BLS under this Agreement, but in no event shall such assignment, sublicensing, subcontracting or delegation be deemed to relieve BLS of its liabilities or obligations to Depomed under this Agreement. This Agreement may not otherwise be assigned by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

Liability

26.2                           No assignment permitted by this Article 26 shall serve to release either Party from liability for the performance of its obligations hereunder.

27.                               NOTICES

Notices

27.1                           All notifications, demands, approvals and communications required to be made under this Agreement shall be given in writing and shall be effective when either personally delivered or sent by facsimile if followed by prepaid air express addressed as set forth below. The Parties hereto shall have the right to notify each other of changes of address during the Term of this Agreement.

if to BLS:

Biovail Laboratories International SRL

Chelston Park

Building 2, Collymore Rock

St. Michael BH1

Barbados, West Indies

Attention: Mr. Eugene Melnyk, President

Facsimile No.: (246) 437-7085

With a copy to:

Biovail Corporation

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

7150 Mississauga Road

Mississauga, Ontario

L5N 8M5

Attention: Vice President and Associate General Counsel

Facsimile: 905 286 3744

if to Depomed:

Depomed, Inc.

1360 O’Brien Drive

Menlo Park, California  94025

Attention:  President

Facsimile:  (650) 462-9991

With a copy to:

Heller Ehrman LLP

275 Middlefield Road

Menlo Park, California  94025

Attention:  Matthew Gosling

Facsimile:  (650) 324-0638

Receipt

27.2                           Any such notice mailed as aforesaid shall be deemed to have been received by and given to the addressee on the date specified on the notice of receipt and delivery evidenced to the sender.

28.                               FORCE MAJEURE

Force Majeure Event

28.1                           In the event of any failure or delay in the performance by a Party of any provision of this Agreement due to acts beyond the reasonable control of such Party (such as, for example, fire, explosion, strike or other difficulty with workmen, shortage of transportation equipment, accident, act of God, or compliance with or other action taken to carry out the intent or purpose of any law or regulation), then such Party shall have such additional

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CONFIDENTIAL TREATMENT REQUESTED

time to perform as shall be reasonably necessary under the circumstances. In the event of such failure or delay, the affected Party will use its diligent efforts, consistent with sound business judgment and to the extent permitted by law, to correct such failure or delay as expeditiously as possible.

Performance

28.2                           In the event that a Party is unable to perform by a reason described in Section 28.1 above, its obligation to perform under the affected provision of this Agreement shall be suspended during such time of nonperformance.

29.                               MISCELLANEOUS

Enforceability

29.1                           It is the desire and intent of the Parties that the provisions of this Agreement shall be enforced to the extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement which substantially affects the commercial basis of this Agreement shall be determined to be invalid or unenforceable, such provision shall be amended as hereinafter provided to delete therefrom or revise the portion thus determined to be invalid or unenforceable, such amendment to apply only with respect to the operation of such provision of this Agreement in the particular jurisdiction for which such determination is made. In such event, the Parties agree to use reasonable efforts to agree on substitute provisions, which, while valid, will achieve as closely as possible the same economic effects or commercial basis as the invalid provisions, and this Agreement otherwise shall continue in full force and effect. If the Parties cannot agree to such revision within sixty days after such invalidity or unenforceability is established, the matter may be submitted by either Party to arbitration as provided in this Agreement to finalize such revision.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

Entire Agreement

29.2                           This Agreement and the Manufacturing Transfer Agreement represent the entire agreement between the Parties concerning the Manufacture and Marketing of the 1000mg Product in the Territory, and the supply by BLS of the 500mg Product to Depomed (except as specifically noted herein) and supersedes all prior or contemporaneous oral or written agreements of the Parties. This agreement may be modified, amended or changed only by a written instrument signed and delivered by the Parties, with clear intent to modify, amend or change the provisions hereof.

Waiver

29.3                           The waiver by a Party of any single default or breach or succession of defaults or breaches by the other shall not deprive either Party of any right under this Agreement arising out of any subsequent default or breach.

Governing Law

29.4                           All matters affecting the interpretation, validity, and performance of this Agreement shall be governed by the laws of the State of New York without regard to that state’s conflict of laws rules or principles.

Independent Contractors

29.5                           Nothing in this Agreement authorizes either Party to act as agent for the other Party as to any matter. The relationship between BLS and Depomed is that of independent contractors.

Counterparts

29.6                           This Agreement may be executed in several counterparts, each of which shall be deemed to be an original.

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CONFIDENTIAL TREATMENT REQUESTED

Inconsistency

29.7                           If there is any inconsistency between the provisions of this Agreement and any other document passing between the Parties, including, but not limited to purchase orders, the provisions of this Agreement shall control and be determinative.

Arbitration

29.8                           Any and all disputes between the Parties relating in any way to the entering into of this Agreement and/or the validity, construction, meaning, enforceability, or performance of this Agreement or any of its provisions, or the intent of the Parties in entering into this Agreement, or any of its provisions arising under this Agreement shall be settled by binding arbitration. Such arbitration shall be conducted at New York, New York, in accordance with the rules then pertaining of the American Arbitration Association with a panel of three arbitrators. Each Party shall select one arbitrator and the two selected arbitrators shall select the third arbitrator. If the two selected arbitrators cannot agree on a third arbitrator then the American Arbitration Association shall select said arbitrator from the National Panel of Arbitrators. Reasonable discovery as determined by the Arbitrators shall apply to the arbitration proceeding. The law of the State of New York shall apply to the arbitration proceedings. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The successful Party in such arbitration, in addition to all other relief provided, shall be entitled to an award of all its reasonable costs and expenses including attorney costs. Both Parties agree to waive, and the Arbitrators shall have no right to award, punitive damages in connection with an arbitration proceeding hereunder.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

DEPOMED, INC.

By:	/s/ Carl A. Pelzel
Name:	Carl A. Pelzel
Title:	Executive Vice President & COO

BIOVAIL LABORATORIES
INTERNATIONAL SRL

By:	/s/ John A.R. McCleery
Name:	John A.R. McCleery
Title:	Vice President, General Manager

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EXHIBIT A

SPECIFICATIONS

Extended release formulation of metformin hydrochloride in the form of a 1000mg tablet manufactured using BLS’s AQ formulation technology, packaged in bottles of 90 or 500 (bottles of 21 in the case of samples) for distribution to the trade, tested in accordance with, and complying with, the requirements of the NDA, and including an approved product outsert containing approved product labeling.

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Schedule 1.27

Work Plan

1000mg Product Work Plan
Activity	Status/Timing
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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CONFIDENTIAL TREATMENT REQUESTED

Schedule 8.1

Supply Prices

Sales by Depomed

(as of the Effective Date and subject to adjustment in accordance with Section 8.12)

Net Selling Price per Tablet	Per tablet Supply Price	PPI Multiplier
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[ ***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[ ***]	[***]

[***]	[ ***]	[***]

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CONFIDENTIAL TREATMENT REQUESTED

Schedule 8.2

Supply Prices

Sales by Depomed’s Distributor

(as of the Effective Date and subject to adjustment in accordance with Section 8.12)

Revenue from 3rd party /tablet	Per tablet Supply Price	PPI Multiplier
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[ ***]	[***]

[***]	[***]	[***]

[***]	[ ***]	[***]

[***]	[***]	[***]

[***]	[ ***]	[***]

[***]	[ ***]	[***]

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CONFIDENTIAL TREATMENT REQUESTED

Schedule 8.4

Supply Prices

if no Valid Claim

(as of the Effective Date and subject to adjustment in accordance with Section 8.12)

Net Selling Price per Tablet	Per tablet Supply Price	PPI Multiplier
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[ ***]	[***]

[***]	[***]	[***]

[***]	[ ***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 8.5

Supply Prices

for Samples

(as of the Effective Date and subject to adjustment in accordance with Section 8.12)

Supply Price per tablet	PPI Multiplier
[***]	[***]

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 8.8

Banking Information

BIOVAIL LABORATORIES INTERNATIONAL SRL
Wire Transfer Instructions

Bank:	[***]

Address:	[***]
[***]

ABA No:	[***]

Account Name:	[***]

Account No:	[***]

Currency:	United States Dollars

Amount:	US$

Payment Details:

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CONFIDENTIAL TREATMENT REQUESTED

Schedule 14.6

Supply Price of 500mg Product

[***]

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